                                         General Information, Purchases and
                                         Redemptions

                                         ---------------------------------------
[THE RESERVE FUNDS LOGO]                 24 Hour Yield and Balance Information

                                         ---------------------------------------

                                         Nationwide 800-637-1700

     The Reserve Fund, "America's First Money Fund," is a no-load money market fund with three investment portfolios: PRIMARY FUND, U.S. GOVERNMENT FUND, AND THE U.S. TREASURY FUND ("Funds").

     The primary objective of each Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured.

     - U.S. GOVERNMENT FUND invests in obligations backed by the full faith and credit of the United States Government or obligations collateralized thereby.

     - PRIMARY FUND invests in (i) obligations backed by the full faith and credit of the United States Government and its agencies or instrumentalities; (ii) deposit type obligations, acceptances and letters of credit of FDIC insured institutions and foreign banks with assets in excess of $25 billion; (iii) short term corporate obligations rated A-1 or the equivalent thereof; (iv) other similar high quality short term instruments; and (v) instruments fully collateralized by the foregoing instruments.

     - U.S. TREASURY FUND invests exclusively in full-faith and credit obligations of the United States Government that provide interest income exempt from state and local income taxes.

     SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     This Prospectus sets forth the information about each Fund which a prospective investor should know before investing. A Statement of Additional Information dated September 29, 1995, providing further details about the Funds, has been filed with the Securities and Exchange Commission. It may be obtained without charge by writing or calling the Funds at (800) 637-1700. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

                      Prospectus dated September 29, 1995.
 Investors are advised to read and retain this Prospectus for future reference.

                              SHAREHOLDER EXPENSES

    The following table illustrates all expenses and fees that a shareholder of the Funds will incur. The expenses and fees set forth in the table are for the fiscal year ended May 31, 1995.

                        SHAREHOLDER TRANSACTION EXPENSES

            Sales Load Imposed on Purchases...........................................................   None
            Sales Load Imposed on Reinvested Dividends................................................   None
            Redemption Fees*..........................................................................   None
            Exchange Fees.............................................................................   None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                       U.S.             U.S.
                                                                        PRIMARY        GOVERNMENT       TREASURY
                                                                        FUND           FUND             FUND
                                                                        ----           ----             -----
            Management Fee..........................................    .48%           .49%             .55%**
            12b-1 Fees..............................................    .17%           .19%              .13%
            Other Operating Expenses
              Administration and Operations Expenses................    .28%           .27%              None
              Equipment.............................................    .03%           .03%              None
              Other.................................................    .01%           .01%              None
                                                                        ----           ----             -----
            Total Operating Expenses................................    .97%           .99%              .68%
                                                                        ====           ====              ====

    The purpose of this table is to assist the investor in understanding the costs and expenses that a shareholder in a Fund will bear directly or indirectly. *A $2.00 fee is charged on redemption checks issued by the Funds of less than $100 and a $10 fee is charged for wire redemptions of less than $10,000. **The U.S. Treasury Fund is charged a comprehensive management fee of 0.80% per annum of its average net assets for both advisory and ordinary operating expenses during the year. The U.S. Treasury Fund voluntarily waived a portion of its comprehensive fee. However, the U.S. Treasury Fund may be charged for certain non-recurring extraordinary expenses and its allocated or direct share of certain other expenses. See "Investment Management Agreements" on page 6.

    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period. *** The example reflects the maximum allowable expense ratio of up to 1.00% on the U.S. Treasury Fund.

                                                                         1          3           5           10
                                                                        YEAR       YEARS       YEARS       YEARS
                                                                        ---        ---         ---         ----
            Primary Fund...........................................     $10        $31         $54         $119
            U.S. Government Fund...................................     $10        $32         $55         $121
            U.S. Treasury Fund***..................................     $10        $32         $55         $122

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
                              FINANCIAL HIGHLIGHTS

    The following information applies to a share of the Primary Fund, U.S. Government Fund and the U.S. Treasury Fund outstanding throughout each period. It should be read in conjunction with the financial statements and related notes appearing in the Statement of Additional Information. Such information has been audited by Coopers & Lybrand, L.L.P. as indicated in their reports appearing in the Statement of Additional Information.

                                                       FOR FISCAL YEARS ENDED MAY 31,
  PRIMARY   ---------------------------------------------------------------------------------------------------------------------
   FUND       1995        1994        1993        1992        1991        1990        1989        1988        1987        1986
----------- ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset
  value,
  beginning
  of
  year..... $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000
            ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Income from
 investment
  operations... .0549       .0345       .0361       .0541       .0794       .0915       .0913       .0735       .0660       .0818
Expenses...     .0099       .0099       .0100       .0100       .0100       .0096       .0098       .0101       .0097       .0091
            ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net
 investment
  income
  (1)......     .0450       .0246       .0261       .0441       .0694       .0819       .0815       .0634       .0563       .0727
Dividends
  from net
 investment
  income
  (1)......    (.0450)     (.0246)     (.0261)     (.0441)     (.0694)     (.0819)     (.0815)     (.0634)     (.0563)     (.0727)
            ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset
  value,
  end of
  year..... $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000   $  1.0000
             ========    ========    ========    ========    ========    ========    ========    ========    ========    ========
Total
  Return...      4.50%       2.46%       2.61%       4.41%       6.94%       8.19%       8.15%       6.34%       5.63%       7.27%
RATIOS/SUPP-
  LEMENTAL
  DATA
-----------
Net assets
 in
 thousands,
 end of
 year...... 1,602,464   1,415,378   1,389,136   1,553,828   1,803,132   1,777,372   1,698,934   1,656,050   1,517,508   1,660,594
Ratio of
  expenses
  to
  average
  net
  assets...       .97%        .97%        .99%        .99%        .97%        .92%        .94%        .98%        .95%        .88%
Ratio of
  net
 investment
  income to
  average
  net
  assets...      4.42%       2.44%       2.58%       4.34%       6.72%       7.85%       7.84%       6.14%       5.47%       7.01%

                                                                 FOR FISCAL YEARS ENDED MAY 31,
                                -------------------------------------------------------------------------------------------------
     U.S. GOVERNMENT FUND        1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
------------------------------  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, beginning of
  year........................  $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income from investment
  operations..................    .0542     .0337     .0353     .0533     .0772     .0908     .0921     .0721     .0664     .0816
Expenses......................    .0101     .0100     .0100     .0101     .0102     .0098     .0100     .0103     .0099     .0099
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income (1).....    .0441     .0237     .0253     .0432     .0670     .0810     .0821     .0618     .0565     .0717
Dividends from net investment
  income (1)..................   (.0441)   (.0237)   (.0253)   (.0432)   (.0670)   (.0810)   (.0821)   (.0618)   (.0565)   (.0717)
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
  year........................  $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total Return..................     4.41%     2.37%     2.53%     4.32%     6.70%     8.10%     8.21%     6.18%     5.65%     7.17%
RATIOS/SUPPLEMENTAL DATA
------------------------------
Net assets in thousands, end
  of year.....................  721,785   740,698   728,138   853,823   817,604   585,023   654,571   407,214   378,889   340,692
Ratio of expenses to average
  net assets..................      .99%      .99%      .99%      .99%      .98%      .94%      .98%     1.00%      .96%      .95%
Ratio of net investment income
  to average net assets.......     4.31%     2.35%     2.50%     4.21%     6.38%     7.78%     8.01%     5.99%     5.50%     6.89%

                                                           FOR FISCAL YEARS ENDED MAY 31,                FEBRUARY 3, 1992
                                                         -----------------------------------       (COMMENCEMENT OF OPERATIONS)
                  U.S. TREASURY FUND                      1995          1994          1993             THROUGH MAY 31, 1992
------------------------------------------------------   -------       -------       -------       ----------------------------
Net asset value, beginning of year....................   $1.0000       $1.0000       $1.0000                 $ 1.0000
                                                         -------       -------       -------                  -------
Income from investment operations.....................     .0523         .0313         .0330                    .0121
Expenses..............................................     .0067         .0073         .0092                    .0031(2)
                                                         -------       -------       -------                  -------
Net investment income (1).............................     .0456         .0240         .0238                    .0090
Dividends from net investment income (1)..............    (.0456)       (.0240)       (.0238)                  (.0090)
                                                         -------       -------       -------                  -------
Net asset value, end of year..........................   $1.0000       $1.0000       $1.0000                 $ 1.0000
                                                         =======       =======       =======       ===========================
Total Return..........................................      4.56%         2.40%         2.38%                    2.75%(2)
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------
Net assets in thousands, end of year..................    95,227         7,350        32,325                      512
Ratio of expenses to average net assets (3)...........       .68%(3)       .73%(3)       .80%                     .97%(2)(3)
Ratio of net investment income to average net
  assets..............................................      4.64%         2.38%         2.07%                    2.74%(2)

---------------

(1) Based on compounding of daily dividends. Not indicative of future results.

(2) Annualized

(3) During this period the manager waived a portion of fees and expenses. If there were no reductions in expenses, the actual expenses would have been approximately .80%, .80% and 1.00%, respectively.

                                     YIELD

    For the seven calendar days ended May 31, 1995, the current and effective yields of each Fund were as follows:

                                                                                          CURRENT           EFFECTIVE
                                                                                          YIELD             YIELD
                                                                                          ----              ----
    Primary Fund...................................................................       5.14%             5.28%
    U.S. Government Fund...........................................................       5.04%             5.17%
    U.S. Treasury Fund.............................................................       4.81%*            4.92%*

---------------

    *After voluntary waiver of its comprehensive fee.

    Current yield refers to the income generated by an investment in a Fund over a seven-day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the current yield because of this compounding effect.

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of each Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured. This investment objective may not be changed, with respect to a Fund, without the vote of a majority of the outstanding shares of that fund as defined in the Investment Company Act of 1940 ("1940 Act").

    The U.S. Government Fund seeks to attain its objective by investing only in securities backed by the full faith and credit of the United States Government or obligations collateralized thereby.

    The Primary Fund seeks to attain its objective by investing in U.S. Government securities; deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and letters of credit of domestic and foreign banks; savings and loan associations and savings banks; high quality domestic and foreign commercial paper as determined by any nationally recognized statistical rating organization or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Trustees; other short term instruments of similar quality; and instruments fully collateralized by such obligations.

    The U.S. Treasury Fund seeks to attain its objective by investing in securities of the United States Government that provide interest income exempt from state and local income taxes.

    United States Government securities include a variety of securities which are issued or guaranteed by the U.S. Treasury, various agencies of the Federal Government and various instrumentalities which have been established or sponsored by the U.S. Government, and certain interests in the foregoing types of securities such as U.S. Treasury STRIPS. United States Government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes, and Treasury bonds). Obligations such as securities issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Student Loan Marketing Association and the Federal Home Loan Bank are also considered U.S. Government securities. Some obligations of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the United States. Other securities, such as obligations issued by the Federal National Mortgage Association and Student Loan Marketing Association, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as obligations issued by the Federal Home Loan Bank and Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency or instrumentality issuing the obligation. In the case of securities not backed by the full faith and credit of the United States the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

    U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury. These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or
(iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

    Under federal law, the income derived from obligations issued by the U.S. Treasury and certain of its agencies and instrumentalities is exempt from state personal income taxes. A substantial majority of the states that tax personal income permit mutual funds to pass-through this tax exemption to shareholders. It is anticipated that a substantial portion of the dividends paid to shareholders of the U.S. Treasury Fund residing in these states will qualify for this exemption from state taxation. However, a state or local taxing authority may seek, in the future, to tax a shareholder on all or a portion of the interest income of a security held by the U.S. Treasury Fund.

    The Primary Fund may invest in obligations of U.S. banking institutions that are insured by the FDIC; commercial paper which is rated, at the time of investment, P-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P") or the equivalent thereof; and obligations of foreign banks which, at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets and which, in the opinion of the Fund's investment adviser, are of comparable quality to obligations of United States banks which may be purchased by the Fund. Instruments which are not rated may also be purchased by the Primary Fund provided such instruments are determined to be of comparable quality by the Board of Trustees of the Fund to those rated instruments in which the Primary Fund may invest.

    The Primary Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars) and foreign branches of foreign banks. Euro and Yankee dollar investments involve certain risks that are different from investments in obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign branches of foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. The Primary Fund will limit its investment in foreign banks to those banks located in Australia, Canada, Western Europe and Japan. The Primary Fund may also invest in municipal obligations secured by bank letters of credit, the interest on which is not exempt from federal income taxation.

OTHER POLICIES. Each Fund may engage in repurchase agreement transactions. A repurchase agreement is a transaction by which a Fund purchases a security (U.S. Government or other) and simultaneously commits to resell that security to the seller at an agreed upon price at a later date. The Fund will limit repurchase agreements to those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Fund's Board of Trustees. The investment adviser will follow procedures to assure that all repurchase agreements are always fully collateralized as to principal and interest. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the other party to the repurchase agreement defaults on its obligation to repurchase the underlying securities, a portfolio may incur a loss upon disposition of them if the value of those securities has declined. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, a Fund may encounter difficulties and might incur costs upon the exercise of its rights under the repurchase agreement. The U.S. Treasury Fund will limit its investment in repurchase agreements with respect to securities backed only by the full faith and credit of the U.S. Government to not more than 5% of its total assets. Such investment will be for temporary purposes pending the investment of uninvested cash in U.S. Treasury obligations. The Primary Fund may engage in limited repurchase agreement transactions collateralized by first mortgages conforming to the lending standards of the Government National Mortgage Association, Federal Home Loan Mortgage Association or Federal National Mortgage Association.

    The Primary and U.S. Government Funds may from time to time lend securities on a short term basis to banks, brokers and dealers (but not individuals) and receive as collateral cash or securities issued by the U.S. Government or its agencies or instrumentalities (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. During the time portfolio securities are on loan the borrower will pay the Fund an amount equivalent to any interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest from the borrower who has delivered equivalent collateral or secured a letter of credit. The value of the securities loaned cannot exceed 25% of the fund's total assets. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of insolvency of the borrower of the securities. The Statement of Additional Information further explains the Funds' securities lending policies.

    Each Fund may invest, without limitation, in U.S. Government securities and in instruments secured or collateralized by U.S. Government securities. A Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and will not concentrate more than 25% of the its total assets in the securities of issuers in a single industry, except that the Primary Fund will invest more than 25% of its assets in the banking industry. In addition, a Fund will not invest more than 5% of its assets in the securities of any single issuer (except U.S. Government Securities). Each Fund has the authority to borrow money (including reverse purchase agreements), for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price.

    In order to provide liquidity, each Fund utilizes the following practices: limiting its average maturity to 90 days or less; buying securities which mature in 397 days or less; and buying only high quality securities.

                                   MANAGEMENT

INVESTMENT MANAGEMENT AGREEMENTS. The Board of Trustees manages each Fund's business and affairs. Reserve Management Company, Inc. ("Adviser"), 14 Locust Place, Manhasset, NY 11030, provides the Funds with investment advice pursuant to a separate Investment Management Agreement with each. Since November 15, 1971, the Adviser and its affiliates have been advising the Reserve Funds, which currently have assets in excess of $3 billion. Under the Investment Management Agreements, the Adviser manages each Fund's investments, including effecting purchases and sales thereof, in furtherance of its investment objective and policies, subject to overall control and direction by the Trustees.

    The Primary and U.S. Government Funds each pay the Adviser a management fee, which is a percentage of the average daily net assets of each of the funds, calculated as follows: (i) .50% per annum of the first $500 million of average daily net assets; (ii) .475% per annum of the next $500 million of such assets;
(iii) .45% per annum of the next $500 million of such assets; (iv) .425% per annum of the next $500 million of such assets; and (v) .40% per annum of such assets in excess of $2 billion. For the fiscal year ended May 31, 1995, the Adviser received a management fee of .48% of the average daily net assets of the Primary Fund, and .49% of the average daily net assets of the U.S. Government Fund.

    The U.S. Treasury Fund pays the Adviser a comprehensive management fee calculated at .80% of its average daily net assets. Under the terms of the Investment Management Agreement with the U.S. Treasury Fund, the Adviser pays all employee and ordinary operating costs of the fund. Excluded from the definition of ordinary operating costs are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which it pays its direct or allocated share. The Investment Management Agreement with the U.S. Treasury Fund provides that the Adviser shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Management Agreement relates, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. For the fiscal year ended May 31, 1995, the U.S. Treasury Fund paid the Adviser a comprehensive management fee of .55% of its average daily net assets. During the year, the Adviser voluntarily agreed to a reduction of its comprehensive fee.

SERVICE AGREEMENT. The Adviser furnishes to the Primary and U.S. Government Funds pursuant to a Service Agreement, at cost, all personnel required for the operations of the funds such as executive, administrative, clerical, recordkeeping, bookkeeping, and shareholder accounting and servicing, as well as suitable office space and necessary equipment and supplies used by such personnel in performing these functions. Operating costs for which the Adviser is reimbursed include salaries and other personnel expense, rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by a Fund, and all other expenses for the conduct of the Funds' affairs. Affiliates of the Adviser may provide some of these services. The Adviser is also reimbursed for: interest charges and taxes; the cost of registering for sale, issuing and redeeming Fund shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders; and the fees and expenses of the Fund's custodian, auditors, lawyers and disinterested Trustees. The Adviser has agreed to repay the Primary and U.S. Government Funds promptly any amount which a majority of disinterested Trustees reasonably determines in its discretion is in excess of or not properly attributable to the cost of operations or expenses of the Fund. The Service Agreement is nonassignable and continues until terminated by either party on 120 days notice.

    The Primary, U.S. Government and U.S. Treasury Funds' total expenses for the fiscal year ended May 31, 1995, were .97%, .99% and .68%, respectively, of the average daily net assets of each Fund.

TRUSTEES. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the Fund's shareholders.

TRANSFER AGENT AND DIVIDEND PAYING AGENT. The Reserve Fund acts as its own transfer agent and dividend paying agent.

                               HOW TO BUY SHARES

METHOD OF PAYMENT. The minimum initial investment is $1,000 and $250 for subsequent investments ($50 if shares are purchased by Reserve Automatic Asset Builder Reserve, Automatic Asset Builder for U.S. Government Distributions and $25 if purchased by Reserve Automatic Asset Builder for Payroll or Pension). An initial purchase must be accompanied by an investment application or equivalent information. For clients of certain broker-dealers and financial institutions, shares may be purchased directly through such firm. You can buy shares of the Funds each business day at the net asset value next determined after receipt by the Funds of a properly completed order and payment in Federal Funds (member bank deposits with a Federal Reserve bank). Payments (denominated in U.S. dollars) must be made:

    - By check (drawn on a U.S. bank) payable to The Reserve Fund, 810 Seventh Avenue, New York, NY 10019-5868. You must include your account number (or Taxpayer Identification number) on the "pay to the order of" line for each check made payable to The Reserve Fund or within the endorsement for each check endorsed to The Reserve Fund.

    - By wire -- Prior to calling your bank, call the Funds for specific instructions at 800-637-1700 or the broker-dealer or financial institution ("firm") from which you received this Prospectus.

    Checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. If you have an account in more than one Fund and do not specify the account number and portfolio, all money sent will be invested in the U.S. Government Fund. Because the Funds must pay for their securities purchases on the same day in Federal Funds, only Federal Funds wires and checks drawn on the Funds' bank are eligible for entry as of the business day received. For Federal Funds wires to be eligible for same-day order entry, the Funds must be notified before 2:00 P.M. (New York time) (11:00 A.M. New York time for the U.S. Treasury Fund) of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into Federal Funds will be entered as of the business day when covering Federal Funds are received or bank checks are converted into Federal Funds. This usually occurs within two business days, but may take longer. Checks delivered to the Funds' offices after 2:00 P.M. (New York time) (11:00 A.M. New York time for the U.S. Treasury Fund) will be considered received the next business day. A fee will be charged if any check used for investment in your account does not clear.

    Any monies which cannot be credited to an account by the end of the business day following that on which Federal Funds become available will be returned as promptly as possible to the sender or, if this cannot be readily determined, to the bank from which they came or were drawn. The Funds reserve the right, with respect to any person or class of persons, under certain circumstances to waive investment minimums and redemption requirements. The Funds also reserve the right to suspend the offering of shares from time to time and to reject any purchase order for any reason. The Funds will only accept purchase checks in excess of $100 which are payable to The Reserve Fund or payable to the shareholder/payee of the check and endorsed to The Reserve Fund. The Funds do not accept travelers checks.

RESERVE AUTOMATIC ASSET BUILDER. You may purchase shares of a Fund ($50 minimum) at regular intervals selected by you. Shares are purchased monthly, quarterly or annually by transferring monies from the checking, NOW or bank money market deposit account (as permitted) designated by you. The account designated by you will be debited in the specified amount, and shares will be purchased on either the fifth or twentieth day of a month, or twice a month, on both days. Only an account maintained in a domestic financial institution which is an Automatic Clearing House member may be so designated. To establish a Reserve Automatic Asset Builder account, you must file an authorization form with the Funds which is available from them. You may cancel this privilege or change the amount of purchase at any time by mailing written notification to the Funds, and the notification will be effective fifteen business days following receipt. The Funds may impose a charge or modify or terminate this privilege at any time. Shares purchased by this privilege may not be redeemed until the Fund has assured itself that good payment has been collected which will generally be up to ten business days. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESERVE AUTOMATIC ASSET BUILDER FOR PAYROLL OR PENSION. You may purchase shares of a Fund ($25 minimum) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have all or a part of your paycheck transferred to your existing Fund account at each period through the Automatic Clearing House. To establish such an account, you must file an authorization form, which is available from the Funds, with your employer's payroll department. Your employer must complete the form and return it to the Funds. You may change the amount of the purchase or cancel the authorization only by written notice to your employer. It is the sole responsibility of your employer, not the Funds or any other person, to arrange for transactions under the Reserve Automatic Asset Builder for Payroll or Pension plan. The Funds may impose a charge or modify or terminate this privilege at any time. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESERVE AUTOMATIC ASSET BUILDER FOR U.S. GOVERNMENT DISTRIBUTIONS. You may purchase shares of a Fund ($50 minimum) by having federal salary, Social Security, or certain veteran's benefits or other payments from the federal government automatically deposited into your Fund account. To enroll in Reserve Automatic Asset Builder for U.S. Government Distributions, you must file with the Funds a completed Reserve Automatic Asset Builder Sign-Up Form for each type of payment to be deposited. The appropriate form may be obtained from the Funds. Death or legal incapacity will terminate your participation in this privilege and you may elect at any time to terminate your participation by notifying in writing the appropriate federal agency. In addition, the Funds may terminate your participation upon 30 days' notice to you. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

NET ASSET VALUE. Shares are sold to the public at net asset value ("NAV"). The NAV of each Fund is calculated at the close of each business day (normally 4:00 P.M. New York time) by taking the sum of the value of each Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. A "business day" is Monday through Friday exclusive of days the New York Stock Exchange is closed for trading and bank holidays in New York State which include Martin Luther King's Birthday and Columbus Day. It is the policy of each Fund to seek to maintain a stable NAV per share of $1.00, although this share price is not guaranteed.

DISTRIBUTORS. The Funds' distributors are Resrv Partners, Inc., 810 Seventh Avenue, New York, NY 10019-5868, which is a wholly-owned subsidiary of the Advisor; NWNL/Northstar Distributors, Inc., Two Pickwick Plaza, Greenwich, CT 06830; and Pacific Global Fund Distributors, Incorporated, 215 North Marengo Avenue, Pasadena, CA 91101.

EXCHANGE PRIVILEGE. The shares offered by this Prospectus may be exchanged for shares in other Reserve money market funds at net asset value. Customers of certain firms may exchange shares of the Primary and/or U.S. Government Funds for shares of certain equity and bond funds where a sales load normally applies. A waiver of the sales load may apply if the shares being exchanged were acquired: (a) by a previous exchange from shares of a fund purchased with a sales load, or (b) through investments of dividends or distributions paid with respect to the foregoing category of shares. The exchange privileges may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders. Shares to be acquired in an exchange must be registered for sale in the investor's state. Exchanges of shares of one fund for another is a taxable event and may result in a gain or loss for federal income tax purposes. The exchange privileges described under this heading may not be available to clients of certain broker-dealers or financial institutions ("firm(s)") and some firms may impose conditions on their clients which are different from those described in this Prospectus.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use the Funds as an investment for Individual Retirement Accounts ("IRAs"). A master IRA plan, with information regarding administration fees and other details are available from Resrv Partners, Inc. or the firm from which you received this Prospectus.

DISTRIBUTION AND SERVICE PLAN. Purchases may also be made through brokers, financial intermediaries, and financial institutions. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states. Some of these firms participate in the Fund's Plan of Distribution ("Plan"). The Reserve Fund maintains the Plan and related agreements, as amended, under Rule 12b-1 of the 1940 Act. Under the Plan, each Fund makes assistance payments at an annual rate of .20% of the net asset value of broker, financial institution, and financial intermediary shareholder accounts ("qualified accounts"). Substantially all such monies are paid to brokers, financial institutions and financial intermediaries for distribution assistance or administrative services provided the Fund. The investment adviser is required by the Plan to pay an equivalent amount and may, at its discretion, pay from its own resources or from other sources available to it, additional amounts and incentives, including lump-sum payments, based upon the amount of assets committed to the Fund by such brokers, financial institutions, financial intermediaries and underwriters. The Plan does not permit the carrying over of payments from year to year. The investment adviser also reimburses firms, from its own resources or from other sources available to it for a portion of their costs of advertising and marketing shares of a Fund. All such arrangements are designed to facilitate the sale of a Fund's shares.

    During the fiscal year ended May 31, 1995, the ratio of expenditures under the Plan were .17% of average net assets of the Primary Fund, .19% of average net assets of the U.S. Government Fund and .13% of average net assets of the U.S. Treasury Fund.

CLIENTS OF FIRMS. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Certain firms which utilize a centralized purchase method for Fund shares, may have an earlier cut off for purchase orders than stated above in order to facilitate the transmission of purchase orders by bulk wire. Firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher minimum investment requirements than set forth above. Some firms may independently establish and charge additional amounts such as redemption fees to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold Fund shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Funds' transfer agents will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain firms may receive compensation for recordkeeping and other services relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The Prospectus should be read in connection with such firm's material regarding its services.

                         SHARES OF BENEFICIAL INTEREST

    The Reserve Fund was originally incorporated on February 1, 1970 as a Maryland corporation and was reorganized as a Massachusetts business trust on October 28, 1986 and is an open-end management investment company commonly known as a mutual fund. At the date of this Prospectus, there were three separate series authorized and outstanding. Additional series may be added in the future by the Board of Trustees. Although The Reserve Fund is a nondiversified mutual fund, each of its separate investment portfolios intends to comply with the diversification requirement of Rule 2a-7 under the 1940 Act which generally limits a money market fund to investing no more than 5% of its total assets in the securities, except U.S. Government Securities, of any one issuer. The Reserve Fund is authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion or sinking rights. The shareholders of each series are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemption and in the net assets of their series on liquidation. The Trustees do not intend to hold annual meetings of shareholders. The Trustees will call such special meetings of shareholders as may be required under the 1940 Act (e.g. to approve a new investment advisory agreement or changing the Fundamental investment policies) or by the Declaration of Trust.

    Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for The Reserve Fund's, and each investment portfolio's, obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declaration of Trust also requires The Reserve Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

                                DAILY DIVIDENDS

    Each Fund declares dividends each business day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. Although none are anticipated, any net realized long term capital gains will be distributed at least annually.

                                     TAXES

    Each Fund intends to maintain its regulated investment company status for federal income tax purposes. Accordingly, the Funds intend to satisfy certain requirements imposed by the Internal Revenue Code so as to avoid any federal income or excise tax to them. For federal income tax purposes, distributions out of interest earned by a Fund and net realized short term capital gains are taxable as ordinary income. Any distributions of net long term capital gains are taxable to shareholders as such, regardless of the length of time shares have been owned by the shareholder. Whether a shareholder receives such distribution in cash or reinvests them in additional shares, they will be taxable as either ordinary income or long term capital gains.

    The U.S. Treasury Fund intends to invest only in U.S. Treasury securities and obligations of those agencies and instrumentalities of the U.S. Government that provide interest income exempt from state and local income taxes except to the extent uninvested cash is invested in repurchase agreements. Some states have minimum investment requirements that must be met by the U.S. Treasury Fund. Distributions attributable to net capital gains, if any, are generally subject to state and local taxes. It is possible that a state or local taxing authority may in the future seek to tax an investor on a portion of the interest income of an obligation held by the U.S. Treasury Fund. Shareholders should consult with their own tax advisers with respect to the application of their state and local tax laws to these distributions

    Shareholders are advised to retain all statements to maintain accurate records of their investments. The Fund will report to its shareholders before the end of February of each year as to the source of dividends and other distributions, if any, paid or declared by each Fund during the previous calendar year which may be exempt from state income taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                                  REDEMPTIONS

TIME AND METHOD OF REDEMPTION. Shares of each Fund are redeemed at their net asset value next determined after receipt by the Fund of a request in proper form. Although the Funds have seven days to transmit payment for share redemptions, they usually transmit payment the same day when redemption requests are received before 12:00 noon (New York time) (11:00 A.M. New York time for the U.S. Treasury Fund) and the next day for requests received after 12:00 noon (New York time) (11:00 A.M. New York time for the U.S. Treasury Fund). This is not always possible, however, and transmission of redemption proceeds may be delayed. Unless otherwise specified, orders received after 12:00 noon (New York time) (11:00 A.M. New York time for the U.S. Treasury Fund) are not entered until the next business day to enable shareholders to receive additional dividends. Payment will normally be made by check or bank transfer. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is received before or after 12:00 noon (11:00 A.M. for the U.S. Treasury Fund).

WRITTEN AND TELEPHONE REDEMPTION REQUESTS. The Funds strongly suggest (but does not require) that each written redemption be at least $1,000 and requires that each telephone redemption be at least $1,000, except for redemptions which are intended to liquidate your account. A shareholder will be charged $2 for redemption checks issued by the Funds of less than $100. Payments of $10,000 or more will be wired upon request without charge. A shareholder will be charged $10 for wires of less than $10,000. The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, credit union or savings and loan association, which is not a member of the Federal Reserve wire system to receive your wire could cause such a delay. If a Fund has previously been advised in writing of your brokerage or bank account, telephone requests by any person are accepted for payment to such account by calling 800-637-1700. The Funds may be liable for any losses caused by their failure to employ reasonable procedures. To reduce the risk of loss, proceeds of telephone redemptions may be sent only
(1) to the bank or brokerage account designated by the shareholder, in writing, on the investment application or in a letter with the signature(s) guaranteed; or (2) to the address of record if all the conditions listed below are met. To change the designated brokerage or bank account it is necessary to contact the firm through which shares of the Fund were purchased or if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed as described below. Other redemption orders must be in writing with the necessary signature(s) guaranteed by a domestic commercial bank; a domestic trust company; a domestic savings bank, credit union or savings association; or a member firm of a national securities exchange. Guarantees from notaries public are unacceptable. The Funds will waive the signature guarantee requirement on a redemption request once every thirty (30) days if ALL of the following conditions apply: (1) the redemption is for $5,000 or less; (2) the redemption check is payable to the shareholder(s) of record; and (3) the redemption check is mailed to the shareholder(s) at the address of record. The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds. Redemption instructions and election of the plans described below may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation.

    The Funds reserve the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by the Fund at any time. During times of drastic economic or market conditions shareholders may experience difficulty in contacting the Funds by telephone to request a redemption or exchange of a Fund's shares. In such cases shareholders should consider using another method of redemption, such as a written request or a redemption by check.

REDEMPTION BY CHECK. By completing a signature card (and certain other documentation if the record owner is a fiduciary, corporation, partnership, trust or other organization) which is available from the Funds or the firm through which shares of the Funds were purchased, you can write checks against your account. This privilege may not be available to clients of certain firms. There is no minimum amount for check redemptions, however, the Fund, upon proper notice to the shareholder may choose to impose a fee if it deems a shareholder's actions to be burdensome to the Funds. A firm may establish variations of minimum check amounts for their customers if such variations are approved by the Funds. This procedure lengthens the time your money earns dividends, since redemptions are not made until the check is processed by the funds. Because of this, a check cannot completely liquidate your account, nor may a check be presented for certification or immediate payment. Otherwise, you may deposit a check in your bank account or use it to pay any third party obligation not requiring certification. Shareholder checks written against accounts with insufficient funds, postdated checks and checks which contain an irregularity in the signature, amount or otherwise will be returned by the Funds and a fee charged against the account. Because check redemptions are reported on account statements, they will not be confirmed separately. A fee is charged for providing check copies.

STOP PAYMENTS. The Funds will honor stop payment requests on unpaid shareholder checks provided the Funds are advised of the correct check number, payee, check amount and date. Stop payment requests received by the Funds by 2:00 P.M. (New York time) in proper form will be effective the next business day. Oral stop payment requests are effective for 14 calendar days, at which time they will be canceled unless confirmed in writing. Written stop payment orders are effective for one year. A fee is charged for this service.

AUTOMATIC WITHDRAWAL PLANS. If you have an account with a balance of at least $5,000, you may make a written election to participate in either of the following: (i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares of your account to make a specified monthly, quarterly or annual payment of a fixed amount. Changes to instructions must be in writing with signature(s) guaranteed. In order for such payments to continue under either Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Funds. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Funds. The Funds may impose a charge or modify or terminate any Automatic Withdrawal Plan at any time after the participant has been duly notified. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESERVE AUTOMATIC TRANSFER. You may redeem shares of a Fund (minimum $100) without charge by telephone if you have filed a separate Reserve Automatic Transfer application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money market deposit account (as permitted) designated in the application. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two business days after receipt of the redemption request. The Funds may impose a charge or modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven days only (a) when the New York Stock Exchange is closed (other than for customary closings), (b) when, as determined by the Securities and Exchange Commission ("SEC"), trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by the Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may by order permit. If shares of a Fund are purchased by check or Reserve Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which will generally be up to ten (10) business days. Shareholder checks written against Funds which are not yet considered collected will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two business days after the purchase by wire.

                              GENERAL INFORMATION

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example husband or wife, either person is entitled to redeem shares in the account. The Funds assume no responsibility to either person for actions taken by the other person with respect to an account so registered. The investment application provides that persons so registering their account indemnify and hold the Fund harmless for actions taken by either party.

BACKUP WITHHOLDING. The Funds are required by federal law to withhold 31% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number (TIN) is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments or (iii) a Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the social security number. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulgated by the IRS, a Fund may be fined $50 annually for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account.

REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semi-annual report. A statement is sent to each shareholder at least quarterly. Shareholders who are clients of certain firms will receive a statement combining transactions in Fund shares with statements covering other brokerage or mutual fund accounts.

SMALL BALANCES. Because of the expense of maintaining accounts with small balances (less than $1,000), the Funds will either levy a monthly charge (currently $5) or redeem the account and remit the proceeds. A firm may establish variations of minimum balances and fee amounts if such variations are approved by the Funds.

RESERVE EASY ACCESS. Easy Access is The Reserve Fund's 24 hour toll-free, telephone service that lets customers use a touch-tone phone to obtain yields and account balances. To use it, call 800-637-1700 and follow the instructions you will receive.

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received this Prospectus or the Funds.

SPECIAL SERVICES. The Funds reserve the right to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests on or copies of Fund redemption checks or shareholder checks and special research services.

PERFORMANCE. The Funds may compare their performance to other income producing alternatives such as (i) money market Funds (based on yields cited by Donoghue's Money Fund Report and other industry publications); and (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts and N.O.W. accounts as reported by the Bank Rate Monitor and other industry publications). An investment in shares of the Funds is not insured by the Federal Deposit Insurance Corporation.

    Yield information is useful in reviewing a Fund's performance relative to other Funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.

                     RESERVE CASH PERFORMANCE PLUS ACCOUNT

    The Funds offer a comprehensive package of services which enhance access to an investment in the portfolios. The Reserve Cash Performance Plus Account ("CPA") services include: (i) any amount checking; and (ii) a comprehensive monthly statement which summarizes your CPA activity by payee and expense category and simplifies budget and tax recordkeeping. These CPA services are provided for a fee and transaction charges may apply. Participating firms may also charge their own service fees.

    In addition, CPA investors with an account balance of $5,000 may, for no additional fee, apply for a Visa Gold debit card which may be used to access your CPA investment balances. A Visa Gold cardholder will be provided a comprehensive package of free travel and emergency assistance services, including: (i) $150,000 in travel accident insurance when the travel tickets are paid with the Visa Gold card; (ii) auto rental collision/loss damage insurance when the rental is paid using your Visa Gold card; (iii) expedited card replacement and emergency cash; (iv) medical, legal and lost baggage assistance; and (v) extended retail product guarantees when the purchase is paid with the Visa Gold card.

                            ------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

[CAPTION]

            TABLE OF CONTENTS
                                           PAGE
                                           ----
Shareholder Expenses.....................     2
Financial Highlights.....................     2
Yield....................................     3
Investment Objective and Policies........     4
Management...............................     5
How to Buy Shares........................     6
Shares of Beneficial Interest............     8
Daily Dividends..........................     8
Taxes....................................     9
Redemptions..............................     9
General Information......................    10
Reserve Cash Performance Plus Account....    11
   Investors are advised to read and retain
     this Prospectus for future reference.

[THE RESERVE FUNDS LOGO]


             "America's First
                Money Fund"

810 Seventh Avenue, New York, NY 10019-5868

GENERAL INFORMATION AND 24 HOUR YIELD AND BALANCE INFORMATION
800-637-1700

Distribution -- Resrv Partners, Inc.

RF/P G&U-9/95

                           [THE RESERVE FUNDS LOGO]


                               "America's First

                                  Money Fund"

-------------------------------------------------------------------------
-------------------------------------------------------------------------

                  PRIMARY FUND

                  U.S. GOVERNMENT FUND

                  U.S. TREASURY FUND

                               THE RESERVE FUND
                         "AMERICA'S FIRST MONEY FUND"
                  810 SEVENTH AVENUE - NEW YORK, N.Y.  10019
                                (212) 977-9982
                                (800) 637-1700

                              ------------------

                        YIELD AND BALANCE INFORMATION
                     (800) 637-1700 - (TOUCH TONE PHONE)

                     STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information describes The Reserve Fund ("Fund") and three of its portfolios, the Primary Fund, the U.S. Treasury Fund and the U.S. Government Fund (hereinafter referred to as the "Portfolio(s)"; the U.S. Treasury Fund and the U.S. Government Fund are hereinafter referred to as the "Treasury Portfolio": and "Government Portfolio", respectively). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus. A copy of the Prospectus may be obtained from the Fund at the above address. This Statement is dated September 29, 1995.

                  TABLE OF CONTENTS                                                    PAGE

            Investment Objective and Policies                                             2
            Trustees and Executive Officers                                               3
            Investment Management, Distribution,
                  and Custodian Agreements                                                5
            Portfolio Turnover, Transaction Charges
                  and Allocation                                                          7
            Shares of Beneficial Interest                                                 8
            Purchase, Redemption and Pricing of Shares                                    9
            Distributions and Taxes                                                      11
            Fund Yield                                                                   12
            Reserve Cash Performance Plus Account                                        13
            Ratings                                                                      14
            Report of Independent Accountants                                            17
            Financial Statements                                                         18


SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                      INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of each Portfolio of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

SUPPLEMENTAL INVESTMENT POLICIES. The following investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Portfolio. A majority of the outstanding shares of a Portfolio means the vote of the lesser of (i) 67% or more or more of the shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. A Portfolio cannot: (1) borrow money except as a temporary or emergency measure and not in an amount to exceed 5% of the market value of its total assets; (2) issue securities senior to its capital stock; (3) act as an underwriter with respect to the securities of others; (4) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in U.S. Government securities and bank obligations or repurchase agreements secured by such obligations; (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts;
(6) lend more than 33 1/3 of the value of its total assets to the extent its investments may be considered loans; (7) sell any security short or write, sell or purchase any futures contract or put or call option; (8) invest in voting securities or in companies for the purpose of exercising control; (9) invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940; (10) make investments on a margin basis; (11) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee of the Fund, the investment adviser or affiliated person except in compliance with the Investment Company Act of 1940.

OTHER POLICIES. The Primary and Government Funds may, to increase their income, lend their securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines, the loan collateral must, on each business day, at least equal the value of the loaned securities plus accrued interest and must consist of cash, or securities of the U.S. Government (or its agencies or instrumentalities). The Portfolios receive an amount equal to the interest on loaned securities and also receive negotiated loan fees, interest on securities used as collateral or interest on short-term debt securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Portfolios may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements including the rules of the New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. While voting rights may pass with the loaned securities, if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

      The Primary Fund may purchase corporate notes collateralized by a bank letter of credit or securities of the U.S. Government, its agencies or instrumentalities. Collateralized commercial paper purchased by the Fund is rated A-1 and P-1 by Standard & Poor's Corporation and Moody's Investors Service, Inc., respectively, or the equivalent thereof if rated by another ratings agency. The collateral consists of U.S. Government securities having a current market value in excess of the collateralized commercial paper outstanding. A Trustee is usually appointed by the collateralized commercial paper issuer to hold the collateral and administer the credit agreement for the benefit of the holders.

      The Primary Fund may invest in bank obligations which include certificates of deposit, bankers' acceptances, letters of credit and time deposits. A certificate of deposit is a negotiable certificate representing a financial institution's obligation to repay funds deposited with it, earning a specified rate of interest over a given period. A bankers' acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a financial institution earning a specified interest rate over a given period of time. A letter of credit is an unconditional guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement transaction occurs when the Fund purchases and simultaneously contracts to resell in advance securities at fixed prices determined by the negotiated yields. Each Portfolio will limit repurchase agreement transactions to those domestic financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by the Fund's Board of Trustees. The investment adviser will follow procedures intended to provide that all repurchase agreements are at least 100% collateralized as to principal and interest. A Portfolio will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of a Fund's Custodian. If the seller defaults on the repurchase obligation the Portfolio could incur a loss and may incur costs in disposing of the underlying security. A Portfolio will not hold more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.

      The Primary and Government Funds may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of it to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, the seller repurchases the transferred security. It is the Fund's policy that entering into a reverse repurchase agreement transaction will be for temporary purposes only and, when aggregated with other borrowings, may not exceed 5% of the value of the total assets of the Portfolio at the time of the transaction.

                      TRUSTEES AND OFFICERS OF THE TRUST

        *BRUCE R. BENT, President, Treasurer and Trustee, 810 Seventh Avenue, New York, New York 10019.

        Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET") and Reserve New York Tax-Exempt Trust ("RNYTET"), Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation, and Chairman and Director of Resrv Partners, Inc. Before
1968, he was associated with Stone & Webster Securities Corp., and previously, Teachers Insurance and Annuity Association.

        EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey 07091.

        Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET and RTET.

        HENRI W. EMMET, Trustee, 176 East 71st Street, New York, New York 10021.

        Mr. Emmet is the Managing Director of Servus Associates, Inc, and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET and RTET. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

        *DONALD J. HARRINGTON, C.M, Trustee, St. John's University, Jamaica, New York 11439.

        The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET and RTET. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984.

        NIELS W. JOHNSEN, Trustee, 1 Whitehall Street, New York, New York 10004.

        Mr. Johnsen is Chairman of the Board of International Shipholding Corp. and Central Gulf Lines, Inc. (ship cargo carrier), Director of Centennial Insurance Co. and Trustee of The
Atlantic companies (insurance), RF, RIT, RNYTET and RTET.

        MARC C. COZZOLINO, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

        Mr. Cozzolino is Counsel and Secretary of RF, RIT, RTET, and RNYTET. Before joining The Reserve Funds in 1994, Mr. Cozzolino was a staff attorney at the New Jersey Bureau of Securities.

        PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York
10019.

        Mr. Colletti is Controller of RF, RIT, RTET and RNYTET. Prior to joining The Reserve Funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.

---------------

*Interested Trustee within the meaning of the Investment Company Act of 1940. Messrs. Ehlert, Emmet, Harrington, and Johnsen are members of a Review Committee which performs the functions of Audit Committee and reviews compliance procedures and practices.


      During the fiscal year ended May 31, 1995, the Trustees received fees of $50,084 allocated to the Primary and Government Funds. As of June 30, 1995, Trustees and officers directly or indirectly as a group owned less than 1% of the outstanding shares of the Primary and Government Funds and shares of the Treasury Fund. During the year ended May 31, 1995, the Fund held four Board meetings and one Review Committee meeting.



                                      COMPENSATION TABLE
                                      ------------------

                                        AGGREGATE              TOTAL COMPENSATION
                                      COMPENSATION         FROM FUND AND FUND COMPLEX
NAME OF TRUSTEE                        FROM FUND*    (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE*
-------------------------------------------------------------------------------------------
Edwin Ehlert, Jr.                       $12,708                  $16,500
Henri W. Emmet                          $12,708                  $16,500
Rev. Donald J. Harrington               $12,708                  $16,500
Niels W. Johnsen                        $12,708                  $16,500

      *Amount shown are for the Fund's fiscal year ending.


        The following executive officers of the Fund had allocated cash remuneration in excess of $60,000 during the last fiscal year for services rendered to the Fund.



                                                                             ESTIMATED
                                                    AGGREGATE             ANNUAL BENEFITS
           NAME              CAPACITY             REMUNERATION            UPON RETIREMENT
           ----              --------             ------------            ---------------
      Bruce R. Bent          President            $281,800                $150,000
      Pat A. Colletti        Controller           $108,400                $ 60,000




                      INVESTMENT MANAGEMENT, DISTRIBUTION
                            AND CUSTODIAN AGREEMENTS

        INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("RMCI"), 14 Locust Place, Manhasset, NY 11030, of which Messrs. Henry B.R. Brown and Bruce R. Bent are the Directors, manages the Fund and provides it with investment advice pursuant to a separate Investment Management Agreement for each portfolio. Messrs. Brown and Bent together with their children own RMCI. Under the Investment Management Agreements, RMCI manages the Portfolios investments, including effecting purchases and sales thereof, in furtherance of each Portfolio's investment objective and policies, subject to overall control and direction of the Trustees.


       For these services, the Primary and Government Funds periodically pay RMCI a management fee at an annual rate not to exceed .50% of the first $500 million of average daily net assets, .475% of the next $500 million of such assets, .45% of the next $500 million of such assets, .425% per annum of the next $500 million of such assets, and .40% of such assets in excess of $2 billion. RMCI also pays the promotional expenses related to the sale of shares of the Primary and Government Funds such as paying for prospectuses distributed to potential shareholders, sales literature and advertising. For the fiscal years ended May 31, 1992, 1993, 1994 and 1995 RMCI received management fees of $8,032,190, $6,861,830, $6,727,538, and $6,870,9694, respectively, from the
Primary Fund and $4,032,887, $3,979,381, $3,602,352 and $3,613,156,
respectively, from the Government Fund.



    Under the terms of the Investment Management Agreement with the Treasury Fund, RMCI also pays all employee costs and ordinary operating costs of the Portfolio. For these services the Treasury Portfolio periodically pays RMCI a comprehensive management fee at an annual rate of .80% of average daily net assets. For the fiscal year ended May 31, 1992, 1993, 1994, and 1995 RMCI received a comprehensive management fee of $2,060, $115,678, $44,392, and $298,645 respectively.


       From time to time, RMCI may waive receipt of its fees and or voluntarily assume certain expenses of a Portfolio which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

       The Investment Management Agreements for the Primary and Government Fund were duly approved by shareholders in 1986, and may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the Trustees who are not "interested persons" ("disinterested Trustees") cast in person at a meeting called for the purpose of voting on such renewal. The Investment Management Agreement for the Treasury Fund was duly approved by shareholders in 1993 and may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The agreements terminate automatically upon their assignment and may be terminated without penalty upon 60 days written notice by a vote of the Board of Trustees of the Fund or by vote of a majority of outstanding voting shares of a Portfolio or by RMCI.


       Pursuant to the Service Agreement (see Service Agreement in the Prospectus), during the fiscal year ended May 31, 1995 the Primary Fund reimbursed RMCI $4,673,942 and the Government Fund reimbursed RMCI $2,260,985 for expenses. For the fiscal years ended May 31, 1992, 1993, and 1994, RMCI was reimbursed $6,335,501, $5,224,212, and $4,728,032 by the Primary Fund and $2,680,611, $2,646,257, and $2,331,132 by the Government Fund for expenses, respectively.


EXPENSE LIMITATION. The Investment Management Agreements for the Primary and Government Portfolios provide that RMCI will reimburse either Portfolio for the amount by which the Portfolio's costs and expenses paid RMCI (exclusive of brokerage fees and commissions, interest, taxes and extraordinary legal fees and expenses) exceed 1% of its average daily closing net assets.


DISTRIBUTION AGREEMENT. The Fund's Distributors are Mesirow Financial, Inc. ("Mesirow"), 350 N. Clark Street, Chicago, Illinois 60610; Pacific Global Fund Distributors, Incorporated ("PGFDI") 215 North Marengo Avenue, Pasadena, California 91101; NWNL Northstar Distributors ("NWNL") Two Pickwick Plaza, Greenwich, Connecticut 06830 and Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, N.Y. 10019. The Fund has authorized the Distributors, in connection with their sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. The Distributors may offer and sell shares of the Fund pursuant to a separate Prospectus applicable to such Distributor. The Distributors are "principal underwriters" for the Fund within the meaning of the Investment Company Act of 1940, and as such act as agent in arranging for the continuous offering of Fund shares. The Distributors have the right to enter into selected dealer agreements with brokers or other persons of their choice for the sale of Fund shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Plan of Distribution described below. Mesirow's principal business is as a broker-dealer and distributor of mutual fund shares. RESRV's, NWNL's and PGFDI's principal business is the distribution of mutual fund shares. No Distributor has retained underwriting commissions on the sale of Fund shares during the last three fiscal years. During the fiscal year ended May 31, 1995, Mesirow received distribution assistance payments of $839,046 from the Primary Fund and $311,512 from the Government Fund, respectively. During the fiscal year ended May 31, 1995, NWNL received distribution assistance payments of $10,754 from the Primary Fund. No distribution assistance payments were made to RESRV or PGFDI.


       The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Fund.

PLAN OF DISTRIBUTION. The Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, each Portfolio makes assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") as to which a payee has rendered distribution assistance services at an annual rate of .20% of the average net asset value of the qualified accounts. Such distribution assistance may include, but may not limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services with any remaining amounts being used to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, in its discretion, pay additional amounts from its resources. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that a payee makes to the Fund by increasing assets under management and reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons. RMCI and RESRV will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit the Fund and its shareholders.

       The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling, or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investments and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Plan for activities not primarily intended to result in the sale of Fund shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

       Under the Plan, the Fund's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan the selection and nomination of the disinterested Trustees are at the discretion of the disinterested Trustees currently in office.


       During the fiscal year ended May 31, 1995, $2,444,177 was paid under the Plan by the Primary Fund, $1,374,513 was paid under the Plan by the Government Fund and $57,860 was paid under the Plan by the Treasury Fund. Any such payments are intended to benefit the Fund by maintaining or increasing net assets to permit economies of scale in providing services to shareholders and to contribute to the stability of such shareholder services. During the fiscal year ended May 31, 1995, substantially all payments made by the Fund were to brokers or other financial institutions and intermediaries for share balances in the Fund.


       The Plan and related agreements were duly approved by shareholders and may be terminated at any time by a vote of a majority of the outstanding voting securities of each series or by vote of the disinterested Trustees The Plan and related agreements may be renewed from year to year if approved by a vote of the majority of the Board of Trustees, and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

       The Securities and Exchange Commission had proposed to amend Rule 12b-1 under the Investment Company Act of 1940 in a manner which, among other things, would effectively prohibit the implementation of compensation plans or any other plans that do not tie payments by a fund to specific distribution activities. If such a proposal were implemented, the Board of Trustees would determine, at such time and in light of the existing circumstances, the appropriateness of continuing the Plan, recommending its modification or discontinuance, or taking any other action.

CUSTODIAL SERVICES AND INDEPENDENT ACCOUNTANT. Chemical Bank, 4 New York Plaza, New York, N.Y. 10004 is Custodian of the Fund's securities and cash pursuant to a Custodian Agreement. The Bank of New York, 48 Wall Street, New York, N.Y. 10015; Morgan Guaranty Trust Co., 60 Wall Street, New York, N.Y. 10260; and Custodial Trust Company, 28 West State Street, Trenton, N.J. 08608 are Custodians for the Fund for limited purposes in connection with certain repurchase agreements. Coopers & Lybrand, L.L.P., 1301 Avenue of the Americas, New York, N.Y. 10019 is the Fund's independent accountant.

             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

       As investment securities transactions made by the Fund are normally principal transactions at net prices, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices. The Fund has not paid any brokerage commissions during the past three fiscal years.

       The Fund's policy of investing in debt securities maturing within 13 months results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a material adverse effect upon the net asset value or yield of the Fund.

       Subject to the overall supervision of the officers of the Fund and the Board of Trustees, RMCI places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices and yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of the Fund; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers.

       When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each fund. However, RMCI may not always be able to purchase or sell the same security on identical terms for all investment companies affected.

                          SHARES OF BENEFICIAL INTEREST

       The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and Federal securities laws. These currently require that each class be preferred over all other classes in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional class would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of their respective portfolios available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of another class of shares be insufficient to satisfy its liabilities, the assets of another class could be subjected to claims arising from the operations of the first class of shares. No changes can be made to the Fund's issued shares without shareholder approval.

       Each Fund share, when issued, is fully paid, nonassessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of the respective Portfolio, equal rights to all dividends and other distributions from the Portfolio, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

       Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Fund. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notices of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for the indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of status as a shareholder is limited to circumstances in which the Fund itself would be unable to meet its obligations.

       The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

       Regulations of the Securities and Exchange Commission provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the shareholders of the Fund as a whole), each class will vote separately. Each class votes separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.


        As of September 6, 1995 no person was known by the Fund to own of record or beneficially 5% or more of the outstanding shares of the Primary and U.S. Government Funds. As of September 6, 1995, the following persons were known to own beneficially or of record 5 percent of the U.S. Treasury Fund: Gilbert P. Hyatt, P.O. Box 81230, Las Vegas, Nevada 89180 (7.2%)


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

       Redemption payments will normally be made by check or wire transfer but the Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption net asset value is determined). The Fund has elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90 day period do not exceed the lesser of $250,000 or 1% of the net assets of the respective Portfolio. The election is irrevocable pursuant to rules and regulations under the Investment Company Act of 1940 unless withdrawal is permitted by order of the Securities and Exchange Commission. Redemptions in kind are further limited by the Fund's practice of holding instruments typically with a minimum value of $1,000,000 and its intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

       IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH WILL GENERALLY BE UP TO 10 BUSINESS DAYS.

PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("firms"). Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some of these firms participate in the Fund's Plan of Distribution ("Plan"). Under the Plan, payments are made to persons who provide assistance in distributing Fund shares or other assistance to the Fund.

NET ASSET VALUE. Shares are offered at their net asset value. The net asset value of the Fund is calculated at the close of each business day as defined in the Prospectus. The net asset value is not calculated on New Year's Day, Presidents' Day, Good Friday, Memorial Day observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on other days the New York Stock Exchange is closed for trading, and on certain regional banking holidays which may include Martin Luther King's Birthday and Columbus Day. The net asset value of each Portfolio is normally maintained at $1.00 per share. Each Portfolio cannot guarantee that its net asset value will always remain at $1.00 per share.

       The net asset value per share of each Portfolio is determined by adding the value of all of the Portfolio's securities, cash and other assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding. The Board of Trustees has determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.

       In order to maintain a $1.00 share price the Fund will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with which the Fund proposes to enter into repurchase agreements. In addition, such procedures are reasonably designed, taking into account current market conditions and the investment objective of the Fund, to attempt to maintain its net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include review by the Trustees, at such intervals as they may determine reasonable, to ascertain the extent of any difference in the net asset value of a Portfolio from $1.00 a share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the Trustees have undertaken to apply appropriate corrective remedies which may include the sale of a Portfolio's assets prior to maturity to realize capital gains or losses or to shorten the average maturity of the Portfolio, withholding dividends, redemption of shares of the Portfolio in kind, or reverting to valuation based upon market prices and estimates.

EXCHANGE PRIVILEGE. A shareholder of the Fund may exchange his shares at the net asset value for shares of the Pacific Advisors Fund Inc. and the NWNL Northstar Series Trust and their respective portfolios. This exchange privilege may not be available to clients of certain firms. A sales load will be charged on such an exchange to the Pacific Advisors Fund, Inc. and the NWNL Northstar Series Trust unless a waiver of the sales load applies. A shareholder may qualify for waiver of the sales load if the shares of the Fund which are being exchanged were acquired: (a) by a previous exchange from shares of Pacific Advisors Fund Inc. or NWNL Northstar Series Trust purchased with a sales load, or (b) through reinvestment of dividends or distributions paid with respect to the foregoing category of shares. A shareholder of the Pacific Advisors Fund Inc. or the NWNL Northstar Series Trust may exchange, at net asset value, shares for shares of the Primary Portfolio of the Fund only.
Shares to be acquired in an exchange must be registered for sale in the investor's state. The Fund reserves the right to record all exchange requests.

       The exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders. Additional information regarding the Pacific Advisors Fund exchange privilege is available from the Pacific Advisors Fund at (800) 282-6693 or any authorized firm. Additional information regarding the NWNL Northstar Series Trust is available from the NWNL Northstar Series Trust at (203)863-6200 or (800)595-7827 or any authorized firm.

SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning the shareholder services are subject to change from time to time. The Fund reserves the right to change the $1,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Fund further reserves the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Fund's standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Fund reserves the right to increase its minimum initial investment amount at any time.

CREDITING OF INVESTMENTS. The Fund will only give credit for investments in the Fund on the day they become available in federal funds which is normally within one or two days of receipt. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 2:00 P.M. (New York time) (11:00 A.M. New York time for the Treasury Portfolio) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Fund for investment are only accepted when submitted in proper form, denominated in United States dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two business days following receipt. Checks delivered to the Fund after 2:00 P.M. (New York time) (11:00 A.M. New York time for the Treasury Portfolio) are considered received on the following business day.

       Checks drawn on foreign banks are normally not accepted by the Fund. In addition, the Fund does not accept cash investments or travelers checks.

       The Fund reserves the right to reject any investment in the Fund for any reason and may at any time suspend all new investment in the Fund.

       IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY THE FUND OR IF SHARES ARE PURCHASED BY CHECK WHICH, AFTER DEPOSIT, IS RETURNED UNPAID OR PROVES UNCOLLECTIBLE, THE SHARE PURCHASE MAY BE CANCELLED OR REDEEMED IMMEDIATELY. THE INVESTOR THAT GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS DUE THE FUND.

SHARE CERTIFICATES.  Share certificates are not issued by the Fund.

                             DISTRIBUTIONS AND TAXES

       The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of shareholders. The status of the Fund as a regulated investment company does not involve government supervision of management or of investment practices or policies. If it so qualifies, in any fiscal year in which it distributes at least 90 percent of its net income, the Fund will not be subjected to Federal income tax on such distributed amounts.

       In order to qualify as a regulated investment company under the Code, the Fund must, among other things, in each fiscal year distribute at least 90 percent of its investment company taxable income to shareholders; derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities; meet certain diversification requirements; and derive less than 30 percent of its gross income from the sale or disposition of securities held for less than three months.

       The Portfolios intend to distribute all of their net investment income and net capital gains, if any, and, therefore, do not expect to pay federal income tax. Net investment income is made up of interest, less expenses. Because no portion of a Portfolio's income will be comprised of dividends from domestic corporations, none of the income distributions from a Portfolio will be eligible for the 70% deduction for dividends received by corporations. Under the tax rate structure enacted by the Tax Reform Act of 1986, the distinction between ordinary income and capital gain and between long-term capital gain and short-term capital gain is less relevant because the tax rates on ordinary income and short-term capital gains are the same. However, the designation or short-term capital gain is relevant for purposes of the tax rules governing the offsetting of gains and losses and use of capital loss carryover.

       The Treasury Portfolio intends to invest only in the U.S. Government securities that provide interest income exempt from state and local income taxes, but may invest up to 5 percent of its assets in repurchase agreements pending the investment of uninvested cash. The Commonwealth of Pennsylvania requires that for a mutual fund to pay exempt-interest dividends, it must have no power to vary its portfolio investments except under five identified circumstances. Because the Fund and each of its Portfolios may dispose of an investment under circumstances other than the five specified instances, there can be no assurance that dividends paid by the Fund will be eligible for pass-through status in Pennsylvania. Distributions attributable to net capital gains, if any, are generally subject to state and local taxes. It is possible that a state or local taxing authority may in the future seek to tax an investor on a portion of the interest income of an obligation held by the Treasury Portfolio.

       Dividends derived from net investment income and distributions from net realized short-term securities gains paid by the Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at a rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to any U.S. withholding tax. However, such distributions may be subject to 31% backup withholdings, as described in Prospectus, unless the foreign person certifies his non-U.S. residency status.

       Statements as to the tax status of each investor's dividends and other distributions will be mailed annually. The annual statements will set forth the dollar amount of income subject to federal tax. Distributions will be reported under more than one tax identification number only if a separate account is established for each number.

       Shareholders are advised to consult with their tax advisers regarding the applicability of state and local taxes to an investment or income therefrom in the Fund which may differ from the Federal income tax consequences described above.

                                   FUND YIELD

       The current yield of a Fund may differ from its effective yield and annualized dividends.

       Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; and (ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.

       Effective yield is computed by adding one to current yield, raising the sum to a power equal to 365 divided by the number of days in the base period (seven days), and subtracting one from the result according to the following formula: Effective Yield = [(Base Period Return +1) 365 /7] -1. Effective annual yields are a representation of the effective annual rate of return produced by the monthly compounding of Fund dividends.

       Yield information may be useful in reviewing the performance of the Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money market funds or bank accounts which have fluctuating share values, or other investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money market funds. An investor's principal is not guaranteed by the Fund, nor is it insured by a governmental agency.

                      RESERVE CASH PERFORMANCE PLUS ACCOUNT

        The Reserve Cash Performance Plus Account ("CPA") is a comprehensive package of additional services offered to investors in the Primary and Government Portfolios for an additional fee.

CHECK PLAN. A Check Plan is an arrangement with Bank One, Columbus, NA ("Bank One") whereby checks are issued to the participant which may be used to redeem shares in any amount in a participant's Fund account. If Bank One accepts a check for final payment, it will be paid by redemption of shares from your account. Bank One will process new debits to a CHECK PLAN in order of receipt against Bank One's determination of the CHECK PLAN "open-to-buy value" (the sum of the value of the participant's shares transmitted before noon to Bank One excluding (i) dividends which are accrued daily but including dividends paid monthly and (ii) checks and wires for the purchase of shares which have not been verified as described under "Restrictions" below, hereinafter referred to as the participant's account "liquidity value," minus previous CHECK PLAN net debits which have not been applied against the account's value). These debits include outstanding unpaid checks authorized against the CHECK PLAN open-to-buy value and redemptions from the participant's account determined and reported to Bank One. Any check in an amount exceeding the participant's CHECK PLAN open-to-buy value for that business day will not be paid but will be returned by Bank One to the payee in such manner as Bank One may select. Checks may be used in the same manner as other bank checks and may be written in any amount. Checks will be received by Bank One through the Federal Reserve System or other clearing channels which Bank One may establish from time to time. Checks will not be returned to the participant but complete information on such checks, including the payee, will be supplied to the participant on a monthly basis. Bank One will supply checks to each participant which will be subject to the terms of your Reserve CPA Account Agreement in the application for a CHECK PLAN.

       A Fund will charge a non-refundable annual CPA service fee (currently $75 which may be charged to the account monthly) and a transaction fee of $0.50 for each additional check in excess of five presented for payment within the statement period. Participants will also be charged for specific costs incurred in placing stop payment orders, obtaining check copies and in processing returned checks. The annual service fee and other charges may be changed at any time upon 30 days notice to participants. In addition, broker/dealers or other financial institutions in the CPA Program may charge their own service fees in addition to the annual fee.

CUSTOM PLAN. A CUSTOM PLAN is a CHECK PLAN plus a VISA Gold card issued to the participant. The VISA Gold card is a debit card, not a credit card. The Custom Plan and VISA Gold card are available only to customers of participating broker/dealers or other financial institutions. Use of the debit card will provide automatic common carrier travel insurance, auto rental/loss damage insurance and extended retail product guarantees. In addition, VISA Gold cardholders will be provided a comprehensive package of free travel and emergency assistance services, including: emergency cash; emergency card replacement; medical, legal and lost baggage assistance; and emergency ticket replacement.

       Bank One will process new debits to a CUSTOM PLAN in the order of receipt against Bank One's determination of the CUSTOM PLAN "open-to-buy value" (the sum of the participant's account value minus previous CUSTOM PLAN net debits which have not been applied against net asset value). These debits include outstanding VISA Gold card charges, unpaid check charges, cash advances authorized by Bank One against the CUSTOM PLAN open-to-buy value and redemptions from the participant's account determined and reported to Bank One. A Fund will redeem shares on behalf of the participant on the business day it receives notice of these debits from Bank One and send the proceeds to Bank One to cover such debits.

       The conditions for establishing a CPA account may be altered or waived by the Funds, either with respect to services generally or with respect to special groups or limited categories of individuals. The checks and VISA Gold card features of the CPA Program are intended to provide participants with easy access to their account assets. The CPA Program is not intended to be a substitute for a bank transaction account. The Funds may reject any application to open a CPA account and may terminate a CPA account for any reason. Bank One may reject any application for checks or cards.

TRAVEL INSURANCE. Use of cards to pay the full travel fares for you, your spouse, and your dependent children under the age of 25 years on any air or land or water conveyance operated by a common carrier licensed to carry passengers for hire will insure each automatically against accidental bodily injuries which are the sole cause of death or dismemberment while riding in, boarding, or getting out of such aircraft or conveyance. Your name must appear in an account registration or you must be an associate cardholder for this travel insurance to cover you, your spouse, and your dependent children.

VISA GOLD CARD. Upon approval of an application for participation in the CUSTOM PLAN, Bank One will issue one or more VISA Gold cards to the participant. Bank One will not give authorizations for cash advances exceeding on any business day the CUSTOM PLAN open-to-buy value.

       Participants subscribing to the CUSTOM PLAN service may be liable for the unauthorized use of their card up to the amount set by the governing Federal regulations which is currently $500 if the Fund or Bank One is not notified of the theft or loss within 2 business days. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Gold card. If a card is lost or stolen, the CUSTOM PLAN participant should report the loss immediately by telephoning Bank One at (614) 248-4242 which can be reached 24 hours a day, seven days a week or the Funds at (800) 631-7784 or (212) 977-9880 during normal business hours (9:00 A.M. to 5:00 P.M., New York time).

                                   RATINGS

       The following are the rating designations of short term instruments and their respective meanings.

STANDARD & POOR'S CORPORATION

        A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

MOODY'S INVESTORS SERVICE, INC.

        Prime-1 (P-1): Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternative liquidity.

DUFF & PHELPS CREDIT RATING CO.

        Duff-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Those issues determined to have the highest certainty of timely payment and whose safety is just below risk-free U.S. Treasury short-term obligations will be denoted with a plus (+) sign designation. Those issues determined to have a high certainty of timely payment and whose risk factors are very small will be denoted with a minus (-) sign designation.

IBCA LTD.

        A-1: Obligations supported a very strong capacity for timely repayment. Those obligations supported by the highest capacity for timely repayment will be denoted with a plus (+) sign designation.

FITCH INVESTORS SERVICE, INC.

        F-1: This designation indicates a very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+". Those issues determined to possess and exceptionally strong credit quality will be denoted with a plus (+) sign designation. Issues assigned the rating of F-1+ are regarded as having the strongest degree assurance for timely payment.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and the Board of Trustees of The Reserve Fund:

         We have audited the accompanying statements of net assets of The Reserve Fund-Primary, U.S. Government and U.S. Treasury Funds as of May 31, 1995, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Primary, U.S. Government and U.S. Treasury Funds of The Reserve Fund as of May 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


                                                        COOPERS & LYBRAND L.L.P.


New York, New York
June 23, 1995

                         THE RESERVE FUND-PRIMARY FUND
                     STATEMENT OF NET ASSETS - MAY 31, 1995


                                                                                       %               DAYS TO            VALUE
COLLATERALIZED PROMISSORY NOTES - 7.77%                                              RATE              MATURITY          (NOTE 1)
---------------------------------------                                              ----              --------          --------
Los Angeles Metropolitan Transportation Authority
  Sales Tax Revenue Notes Series A, (c)                                             6.18                  12           $27,176,287
Michigan Underground Storage Tank Financial
Assurance Authority State of Michigan Notes
Series 1 (c)                                                                        6.12                  40            72,516,010
Toronto - Dominion Holdings (U.S.A.), Inc. (c)                                      6.65                  35            24,842,986
                                                                                                                      ------------

Total Collateralized Promissory Notes                                                                                 $124,535,283
                                                                                                                      ------------

NEGOTIABLE BANK
CERTIFICATES OF
DEPOSIT - 13.91%
----------------

Abbey National PLC (a)                                                              6.87                  16         $  25,796,729
Deutsche Bank AG (a)                                                                6.84                  15            15,478,856
Harris Trust and Savings Bank (a)                                                   6.00                   8            25,095,833
Rabobank Nederland N.V. (b)                                                         6.42                   1            27,881,145
Sanwa Bank, Ltd (b)                                                                 6.04                  26            40,054,323
Skandinaviska Enskilda Banken (b)                                                   6.16                   5            45,438,949
Societe Generale (b)                                                             6.02 - 6.08            16 - 54         43,151,779
                                                                                                                      ------------

Total Negotiable Bank Certificates of Deposit                                                                         $222,897,614
                                                                                                                      ------------

REPURCHASE AGREEMENTS - 74.73%
------------------------------

FGPC 6%-7.50% due from 3/1/03 to 12/1/23,
FMPC 9% due 12/1/01 and FNMS 6%-6.50% due
from 11/1/00 to 11/1/23 (Repo with Bear,
Stearns & Co. Inc. dated May 31, 1995,
resale amount $100,017,056)                                                         6.14                   1         $ 100,017,056

FGRM 7.50% due 9/15/06, FMAR 5.839% due 4/1/31
and FNRM 5.50% due 2/25/03 (Repo with Dean
Witter Reynolds Inc. dated May 31, 1995,
resale amount $100,017,083)                                                         6.15                   1           100,017,083

FGPC 5.50%-11.50% due from 10/1/95 to 11/1/24,
FMPC 7.50%-13% due from 7/1/99 to 11/1/19,
FNMS 6%-10% due from 12/1/00 to 3/1/25 and
GNMA 6.80% -11.50% due from 4/15/96 to 9/15/30
(Repos with Donaldson, Lufkin & Jenrette Securities
Corp. dated May 16 to May 31, 1995, resale
amount $211,859,395)                                                             6.05 - 6.20            1 - 35         211,288,006

USTN 6.125%-8.625% due from 2/28/97 to
10/31/99 (Repo with CS First Boston
Corporation dated May 31, 1995, resale
amount $205,034,878)                                                                6.125                  1           205,034,878

FGPC 6%-8% due from 2/1/99 to 5/1/25, FMAR
5.555%-7.78% due from 8/1/20 to 1/1/25,
FNAR 5.839%-11.11% due from 11/1/20 to 6/1/28
and FNMS 6%-8.50% due from 1/1/01 to 6/1/25
(Repo with Merrill Lynch Government Securities
Inc. dated May 31, 1995, resale amount $293,050,217)                                6.17                   1           293,050,217

                         THE RESERVE FUND-PRIMARY FUND
              STATEMENT OF NET ASSETS - MAY 31, 1995 - (CONTINUED)



                                                                                       %               DAYS TO            VALUE
REPURCHASE AGREEMENTS - CONTINUED                                                    RATE              MATURITY          (NOTE 1)
---------------------------------                                                    ----              --------          --------
FGPC 7%-10% due from 11/1/08 to 1/1/25,
FGRM 5%-7.30% from 2/15/08 to 4/15/21,
FMAR 6.273% due 4/1/19, FMDN due 7/3/95,
FNAR 6% due 8/1/18, FNMS 7%-8.50% due from
6/1/08 to 5/1/25, FNNT 7.57% due 5/1/00, FNRA
5.425% due 11/25/07, FNRM 4.75%-6% due from
6/25/98 to 2/25/08, FRRA 6.525% due 8/25/23,
FRRM 7% due 3/25/24, GNMA 6.50%-9.125% due from
5/15/17 to 5/20/25, MCDB 8.07% due 4/12/02,
RFIN due 10/15/95, USTB due 9/21/95, USTN 4.75%-
5.75% due from 2/15/97 to 8/15/03 and USTS due from
5/15/99 to 8/15/21 (Repo with Smith Barney Inc.
dated May 31, 1995, resale amount $288,049,600)                                     6.20                   1           288,049,600
                                                                                                                    --------------

Total Repurchase Agreements                                                                                         $1,197,456,840
                                                                                                                    --------------



TAXABLE MUNICIPAL BONDS - 3.57%
-------------------------------

Florida Housing Finance Agency Housing
Revenue Bonds 1993 Series A (d)                                                     6.08                   7        $    8,343,467
Maricopa County Industrial Development
Authority Revenue Bonds for Phoenix
Multi-Purpose Arena Project Series 1990 (d)                                         6.25                   7            43,819,514
New Hampshire Business Finance Authority
Revenue Bonds 1992 Series B (d)                                                     6.25                   1             5,024,306
                                                                                                                    --------------

Total Taxable Municipal Bonds                                                                                       $   57,187,287
                                                                                                                    --------------

Total Primary Fund Investments - (99.98%)
(Cost $1,597,374,674)                                                                                                1,602,077,024

Other assets, less liabilities - (.02%)                                                                                    386,548
                                                                                                                    --------------

NET ASSETS (100%) equivalent to $1.00 net asset value, offering and redemption price per share based on 1,602,463,572 shares of
beneficial interest $.001 par value outstanding                                                                     $1,602,463,572
                                                                                                                    ==============





                       SEE NOTES TO FINANCIAL STATEMENTS.

                    THE RESERVE FUND - U.S. GOVERNMENT FUND
                     STATEMENT OF NET ASSETS - MAY 31, 1995

                                                                                      %                DAYS TO          VALUE
REPURCHASE AGREEMENTS - 97.85%                                                      RATE               MATURITY        (NOTE 1)
------------------------------                                                      ----               --------        --------
GNMA 4.5%-12.50% due from 11/15/96 to
4/15/30 (Repos with Bear, Stearns &
Co. Inc. dated May 23 to May 26, 1995
resale amount $100,464,333)                                                         5.97                21 - 22      $100,124,375

USTN 7.25%-7.875% due from 4/15/98 to
5/15/04 and USTS due from 8/15/00 to
8/15/22 (Repo with Donaldson, Lufkin &
Jenrette Securities Corp. dated May 31,
1995 resale amount $142,024,258)                                                    6.15                   1          142,024,258

GNMA 6%-11.50% due from 1/5/15 to 12/23/20
(Repos with Goldman Sachs & Co. dated May 31,
1995 resale amount $96,016,396)                                                  6.08 - 6.15               1           96,016,396

GNMA 6%-9% due from 11/15/17 to 4/20/25
(Repo with Merrill Lynch Government Securities
Inc. dated May 31, 1995 resale amount
$109,018,621)                                                                       6.15                   1          109,018,621

GNMA 5.50%-11% due from 6/15/09 to 5/20/25
(Repo with Prudential Securities Inc. dated
May 31, 1995, resale amount $134,022,892)                                           6.15                   1          134,022,892

GNMA 5.50%-8% due from 6/15/09 to 9/15/24,
USTB due 2/8/96 and USTN 5% due 1/31/99
(Repo with Smith Barney Inc. dated
May 31, 1995, resale amount $125,021,354)                                           6.15                   1          125,021,354
                                                                                                                    -------------

Total Repurchase Agreements                                                                                         $ 706,227,896
                                                                                                                    -------------

U.S. TREASURY BILLS - 2.07%
---------------------------

U.S. Treasury Bills (e)                                                             6.385                 15        $  14,962,754
                                                                                                                    -------------

Total U.S. Government Fund Investments - (99.92%) (Cost $720,515,804)                                                 721,190,650

SECURITIES HELD AS COLLATERAL FOR SECURITIES LOANED - 2.12%
-----------------------------------------------------------

GNMA 6% due 7/20/24 (f)                                                                                                15,318,972
                                                                                                                    -------------

Total Investments and Securities held as
collateral for securities loaned - (102.04%)                                                                          736,509,622

Deposit for Securities Loaned - (-2.12%)                                                                              (15,318,972)
Other assets, less liabilities - (.08%)                                                                                   594,142
                                                                                                                    -------------

NET ASSETS (100%) equivalent to $1.00 net
asset value, offering and redemption prices
per share based on 721,784,792 shares of
beneficial interest $.001 par value
outstanding                                                                                                         $ 721,784,792
                                                                                                                    =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                     THE RESERVE FUND - U.S. TREASURY FUND
                     STATEMENT OF NET ASSETS - MAY 31, 1995



                                                                                     %                 DAYS TO          VALUE
U.S. TREASURY BILLS - 109.06%                                                       RATE               MATURITY        (NOTE 1)
-----------------------------                                                       ----               --------        --------
U.S. Treasury Bills (Cost $103,334,558)                                          5.50 - 5.79            1 - 57       $103,854,366

Other liabilities, less assets - (-9.06%)                                                                              (8,627,686)
                                                                                                                     ------------

NET ASSETS (100%) equivalent to $1.00 net
asset value, offering and redemption prices
per share based on 95,226,680 shares of
beneficial interest $.001 par value
outstanding                                                                                                          $ 95,226,680
                                                                                                                     ============



(a)    Eurodollar Certificates of Deposit - London Branch, United Kingdom.
(b)    Yankee Certificates of Deposit.
(c)    Collateralized by Bank Letter of Credit.
(d) The interest rate is subject to change periodically. The rates shown were in effect at May 31, 1995. Securities payable on demand are collateralized by bank letter of credit, other bank credit agreements and financial guaranty assurance agencies.
(e)    Securities loaned.
(f)    Collateral for securities loaned with a value of $14,962,754.





                       SEE NOTES TO FINANCIAL STATEMENTS.

                                    GLOSSARY


FGPC =  FHLMC Gold Mortgage-Backed Pass-Through Participation Certificates

FGRM =  FHLMC Gold REMIC Mortgage-Backed Pass-Through Participation Certificates

FMAR =  FHLMC Adjustable Rate Mortgage-Backed Pass-Through Participation Certificates

FMDN =  FHLMC Discount Notes

FMPC =  Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage-Backed Pass-Through Participation Certificates

FNAR =  FNMA Adjustable Rate Mortgage-Backed Pass-Through Securities

FNMS =  FNMA Mortgage-Backed Pass-Through Securities

FNNT =  FNMA Medium Term Note

FNRA =  FNMA REMIC Adjustable Rate Mortgage-Backed Pass-Through Securities

FNRM =  Federal National Mortgage Association ("FNMA") REMIC Mortgage-Backed Pass-Through Securities

FRRA =  FHLMC REMIC Adjustable Rate

FRRM =  FHLMC REMIC

GNMA =  Government National Mortgage Association Mortgage-Backed Pass-Through Securities

MCDB =  FHLMC Debenture Bond

RFIN =  Resolution Funding Corp, STRIPS

USTB =  U.S. Treasury Bills

USTN =  U.S. Treasury Notes

USTS =  U.S. Treasury STRIPS





                       SEE NOTES TO FINANCIAL STATEMENTS.

                 THE RESERVE FUND - STATEMENTS OF OPERATIONS




                                                                                  YEAR ENDED MAY 31, 1995
                                                          ------------------------------------------------------------------------
                                                          PRIMARY                   U.S. GOVERNMENT                  U.S. TREASURY
                                                           FUND                          FUND                             FUND
                                                          -------                   ---------------                  -------------
INTEREST INCOME (Note 1)                                $ 77,838,178                   $38,871,090                    $2,410,422
                                                        ------------                   -----------                    ----------

EXPENSES (Note 2)
     Management fee                                        6,870,964                     3,613,156                          ----
     Comprehensive fee                                          ----                          ----                       298,645
     Shareholder servicing, administration and
        general office expenses                            3,303,352                     1,565,059                          ----
     Distribution assistance (Note 3)                      2,444,177                     1,374,513                        57,860
     Occupancy costs                                         354,172                       178,689                          ----
     Professional fees                                       272,769                       136,052                          ----
     Equipment expense                                       375,663                       187,474                          ----
     Stationery, printing and supplies                       215,881                       106,331                          ----
     Trustee fee                                              33,192                        16,892                          ----
     Other expenses                                          118,913                        70,488                          ----
                                                        ------------                   -----------                    ----------
     Total Expenses                                       13,989,083                     7,248,654                       356,505
     Less: voluntary waiver                                     ----                          ----                       (47,096)
                                                        ------------                   -----------                    ----------
        Net Expenses                                      13,989,083                     7,248,654                       309,409
                                                        ------------                   -----------                    ----------

NET INVESTMENT INCOME                                   $ 63,849,095                   $31,622,436                    $2,101,013
                                                        ============                   ===========                    ==========





                       SEE NOTES TO FINANCIAL STATEMENTS.

             THE RESERVE FUND - STATEMENTS OF CHANGES IN NET ASSETS


                                                       PRIMARY FUND                   U.S. GOVERNMENT FUND
                                            -------------------------------    --------------------------------
                                              YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                             MAY 31, 1995      MAY 31, 1994      MAY 31, 1995     MAY 31, 1994
                                            -------------      ------------    ---------------  ---------------
 INCREASE (DECREASE) IN NET ASSETS
   FROM INVESTMENT OPERATIONS:
    Net investment income (Note 1)          $   63,849,095   $   34,379,027    $   31,622,436   $   17,196,464
    Dividends to shareholders                  (63,849,095)     (34,379,027)      (31,622,436)     (17,196,464)
                                            --------------   --------------    --------------      -----------

 FROM CAPITAL SHARE TRANSACTIONS (at net
    asset value of $1 per share):
    Net proceeds from the sale
    of shares                                5,517,915,950    5,177,251,711     3,357,034,315    3,677,513,168
    Net asset value of shares issued
      on reinvestment of dividends              63,849,095       34,379,027        31,622,436       17,196,464
                                            --------------   --------------    --------------   --------------

  Subtotal                                   5,581,765,045    5,211,630,738     3,388,656,751    3,694,709,632
  Cost of shares redeemed                   (5,394,679,426)  (5,185,388,879)   (3,407,569,981)  (3,682,150,085)
                                            --------------   --------------    --------------   --------------
 Net increase (decrease) from share
  transactions and from investment
  operations                                   187,085,619       26,241,859       (18,913,230)      12,559,547
 NET ASSETS:
  Beginning of year                          1,415,377,953    1,389,136,094       740,698,022      728,138,475
                                            --------------  ---------------    --------------   --------------
  End of year                               $1,602,463,572   $1,415,377,953    $  721,784,792   $  740,698,022
                                            ==============  ===============    ==============   ==============

                                                   U.S. TREASURY FUND
                                              -----------------------------
                                               YEAR ENDED      YEAR ENDED
                                              MAY 31, 1995    MAY 31, 1994
                                              ------------    -------------
 INCREASE (DECREASE) IN NET ASSETS
   FROM INVESTMENT OPERATIONS:
    Net investment income (Note 1)            $  2,101,013    $     156,671
    Dividends to shareholders                   (2,101,013)        (156,671)
                                              ------------    -------------

 FROM CAPITAL SHARE TRANSACTIONS (at net
    asset value of $1 per share):
    Net proceeds from the sale
    of shares                                  275,724,588       23,079,634
    Net asset value of shares issued
      on reinvestment of dividends               2,101,013          156,671
                                              ------------    -------------

  Subtotal                                     277,825,601       23,236,305
  Cost of shares redeemed                     (189,949,285)     (48,210,744)
                                              ------------    -------------
 Net increase (decrease) from share
  transactions and from investment
  operations                                    87,876,316      (24,974,439)
 NET ASSETS:
  Beginning of year                              7,350,364       32,324,803
                                              ------------    -------------
  End of year                                 $ 95,226,680    $   7,350,364
                                              ============    =============





                       SEE NOTES TO FINANCIAL STATEMENTS.

                         THE RESERVE FUND (THE "FUND")
         PRIMARY, U.S. GOVERNMENT AND U.S. TREASURY FUNDS (THE "FUNDS")
                         NOTES TO FINANCIAL STATEMENTS



(1)     SIGNIFICANT ACCOUNTING POLICIES:

        The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The policies summarized below are consistently followed in the preparation of its financial statements in conformity with generally accepted accounting principles.

        A. The Fund's authorized shares of beneficial interest are unlimited. The Fund's shares are divided into three series, Primary Fund, U.S. Government Fund and the U.S. Treasury Fund.

        B. Securities are stated at value which represents amortized cost plus interest accrued to date. Under Securities and Exchange Commission Rule 2a-7, the Fund uses amortized cost to value the portfolios, by which investments are valued at cost and the difference between the cost of each instrument and its value at maturity is accrued into income on a straight line basis over the number of days to maturity, irrespective of intervening changes in interest rates or market values of investments. The maturity of floating or variable rate instruments in which the Fund may invest will be deemed to be, for floating rate instruments (1) following, and for variable rate instruments the longer of (1) or (2) following: (1) the notice period required before the Portfolio is entitled to receive payment of the principal amount of the instrument; (2) the period remaining until the instrument's next rate adjustment, for purposes of Rule 2a-7 and for computing the portfolio's weighted average life.

        C. It is each of the Fund's policy to comply with Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to their shareholders. Accordingly, no Federal income tax provision is required.

        D. Investments are recorded as of the date of their purchase and sale. Interest income is determined on the basis of interest accrued, premium amortized and discount accreted.

        E. The Fund's custodians hold the securities owned subject to repurchase agreements. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser determines that the resale amount of the repurchase agreement is fully collateralized and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

        F. Net investment income on investments is distributed to shareholders daily and automatically reinvested in additional Fund shares.

        G. Each Fund is charged only for its direct or allocated (in proportion to net assets or number of shareholder accounts) share of expenses.

        H. As of May 31, 1995, the U.S. Government Fund loaned U.S. Treasury Bills to Lehman Government Securities, Inc., having an amortized cost value of $14,962,754.

        I. The U.S. Treasury Fund had payables of $9,913,044 for securities purchased but not received at May 31, 1995.

                         THE RESERVE FUND (THE "FUND")
         PRIMARY, U.S. GOVERNMENT AND U.S. TREASURY FUNDS (THE "FUNDS")
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)



(2)     MANAGEMENT FEE, SHAREHOLDER SERVICING COST AND TRANSACTIONS WITH
        AFFILIATES:

        Under the Management Agreement, Reserve Management Company, Inc. ("RMCI"), manages the Fund's investments, effects purchases and sales thereof, and absorbs certain promotional expenses. RMCI receives management fees from the Primary and U.S. Government Funds at an annual rate of .50% of the first $500 million, .475% of the next $500 million, .45% of the next $500 million, .425% of the next $500 million and .40% of any excess over $2 billion of the average daily net assets of Primary and U.S. Government Funds, subject to reimbursement of Fund expenses (excluding brokerage fees and commissions, interest charges, taxes and extraordinary legal fees and expenses) exceeding 1% of average daily closing net assets. For the U.S. Treasury Fund, RMCI receives a comprehensive fee at an annual rate of .80% of the average daily net assets. At May 31, 1995, the advisor waived a portion of its comprehensive fee. Also, under the current Service Agreement, RMCI was reimbursed $4,673,942 (Primary Fund) and $2,260,985 (U.S. Government
        Fund) during the year ended May 31, 1995 for expenditures made on behalf of the Fund's respective Portfolios for personnel, office space and equipment and shareholder accounting and administrative services, to carry out the Fund's business. At May 31, 1995, the Primary, U.S. Government and U.S. Treasury Funds had accrued expenses of $43,098, $20,016, and $2,087 respectively, due to RMCI.

(3)     DISTRIBUTION ASSISTANCE

        Pursuant to a Plan of Distribution, subject to the Fund's expense limitations, the Fund will make payments of up to .20% per annum of the average net asset value of shareholder accounts as to which the payee has rendered assistance in distributing shares of the portfolios. The Plan requires RMCI to pay an equivalent amount from its own resources.

                                THE RESERVE FUND
                PRIMARY, U.S. GOVERNMENT AND U.S. TREASURY FUNDS
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

4. FINANCIAL HIGHLIGHTS (FOR ONE SHARE OUTSTANDING THROUGHOUT EACH YEAR):



                                                                          FOR FISCAL YEARS ENDED MAY 31,
                                                 --------------------------------------------------------------------------------

PRIMARY FUND                                     1995                 1994               1993               1992             1991
------------                                     ----                 ----               ----               ----             ----
Net asset value, beginning of year             $1.0000              $1.0000              $1.0000         $1.0000          $1.0000
                                               -------              -------              -------         -------          -------
Income from investment operations                .0549                .0345                .0361           .0541            .0794
Expenses                                         .0099                .0099                .0100           .0100            .0100
                                               -------              -------              -------         -------          -------
Net investment income (1)                        .0450                .0246                .0261           .0441            .0694
Dividends from net investment income (1)        (.0450)              (.0246)              (.0261)         (.0441)          (.0694)
                                               -------              -------              -------         -------          -------

Net asset value, end of year                   $1.0000              $1.0000              $1.0000         $1.0000          $1.0000
                                               =======              =======              =======         =======          =======

 Total Return                                     4.50%                2.46%                2.61%           4.41%            6.94%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year         1,602,464            1,415,378            1,389,136       1,553,828        1,803,132
Ratio of expenses to average net
   assets                                          .97%                 .97%                 .99%            .99%             .97%
Ratio of net investment income
   to average net assets                          4.42%                2.44%                2.58%           4.34%            6.72%

                                THE RESERVE FUND
                PRIMARY, U.S. GOVERNMENT AND U.S. TREASURY FUNDS
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

FINANCIAL HIGHLIGHTS (FOR ONE SHARE OUTSTANDING THROUGHOUT EACH YEAR):

                                                                             FOR FISCAL YEARS ENDED MAY 31,
                                               ----------------------------------------------------------------------------------

U.S. GOVERNMENT FUND                           1995                 1994               1993                1992             1991
--------------------                           ----                ------             ------              ------           ------
Net asset value, beginning of year            $1.0000              $1.0000            $1.0000            $1.0000          $1.0000
                                              -------              -------            -------            -------          -------

Income from investment operations               .0542                .0337              .0353              .0533            .0772
Expenses                                        .0101                .0100              .0100              .0101            .0102
                                              -------              -------            -------            -------          -------
Net investment income (1)                       .0441                .0237              .0253              .0432            .0670
Dividends from net investment income (1)       (.0441)              (.0237)            (.0253)            (.0432)          (.0670)
                                              -------              -------            -------            -------          -------

Net asset value, end of year                  $1.0000              $1.0000            $1.0000            $1.0000          $1.0000
                                              =======              =======            =======            =======          =======

Total Return                                     4.41%                2.37%              2.53%              4.32%            6.70%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of year          721,785              740,698            728,138            853,823          817,604
Ratio of expenses to average net
     assets                                       .99%                 .99%               .99%               .99%             .98%
Ratio of net investment income to
  average net assets                             4.31%                2.35%              2.50%              4.21%            6.38%

                                THE RESERVE FUND
                PRIMARY, U.S. GOVERNMENT AND U.S. TREASURY FUND
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)


FINANCIAL HIGHLIGHTS (FOR ONE SHARE OUTSTANDING THROUGHOUT EACH PERIOD):

                                                                                                              FEBRUARY 3, 1992
                                                 YEAR ENDED          YEAR ENDED        YEAR ENDED       (COMMENCEMENT OF OPERATIONS)
U.S. TREASURY FUND                                  1995                1994              1993              THROUGH MAY 31, 1992
------------------                               ----------          ----------        ----------       ---------------------------
Net asset value, beginning of period              $1.0000              $1.0000            $1.0000                 $1.0000
                                                  -------              -------            -------                 -------

Income from investment operations                   .0523                .0313              .0330                   .0121
Expenses                                            .0067                .0073              .0092                   .0031
                                                  -------              -------            -------                 -------
Net investment income (1)                           .0456                .0240              .0238                   .0090
Dividends from net investment income (1)           (.0456)              (.0240)            (.0238)                 (.0090)
                                                  -------              -------            -------                 -------

Net asset value, end of period                    $1.0000              $1.0000            $1.0000                 $1.0000
                                                  =======              =======            =======                 =======

Total Return                                         4.56%                2.40%              2.38%                   2.75%(2)

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets in thousands, end of period             95,227                7,350             32,325                     512
Ratio of expenses to average net assets               .68%(3)              .73%(3)            .80%                    .97%(2)(3)
Ratio of net investment income to
      average net assets                             4.64%                2.38%              2.07%                   2.74%(2)


1) Based on compounding of daily dividends. Not indicative of future results.
2)    Annualized.
3) During this period the manager waived a portion of fees and expenses. If there were no reduction in expenses, the actual expenses would have been .80%, .80% and 1.00%, respectively.


                       -------------------------------


                            FEDERAL TAX INFORMATION

      The dividends distributed by the Primary, U.S. Government and U.S. Treasury Funds in each of the years presented are treated for Federal tax purposes as ordinary income.